UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2024

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York,New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2024, the Board of Directors (the “Board”) of Janel Corporation (the “Company”) appointed Joseph R. Ferrara, age 59, as Chief Financial Officer, Treasurer and Secretary of the Company, effective as of February 15, 2024 (the “Effective Date”).  In his new role, Mr. Ferrara will act as the Company’s principal financial officer and principal accounting officer as of the Effective Date. Before joining the Company, Mr. Ferrara was the Executive Officer and Chief Financial Officer of Rubicon Technology, Inc. (Rubicon), an OTC listed industrial company, from February 2023 to October 2023. Prior to joining Rubicon, Mr. Ferrara spent 15 years as a financial consultant to various other private companies. Prior to that Mr. Ferrara spent 17 years at Louis Dreyfus Commodities, North America, most recently as its Chief Financial Officer. Prior to that Mr. Ferrara spent five years with Ernst & Young as a senior auditor. Mr. Ferrara has a B.S. in Accounting from the University at Albany, State University of New York and an MBA in finance and international business from New York University’s Stern School of Business.

The Board also approved an annual salary of $250,000 for Mr. Ferrara and an annual bonus with terms to be agreed upon at a later date, subject to the Company’s customary compensation policies. Mr. Ferrara will also be eligible to participate in the Company’s benefits as may be offered from time to time to other similarly situated employees including participation in the Company’s 401(k) plan.

There are no arrangements or understandings between Mr. Ferrara and other persons pursuant to which he was appointed to serve as the Company’s Chief Financial Officer, Treasurer and Secretary. In addition, there are no family relationships between Mr. Ferrara and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: February 16, 2024	By:	/s/ Joseph Ferrara
Joseph Ferrara
Chief Financial Officer